Segmental and Revenue Analysis	12 Months Ended
Dec. 31, 2017
Segmental and Revenue Analysis [Abstract]
SEGMENTAL AND REVENUE ANALYSIS

Note 19 – SEGMENTAL AND REVENUE ANALYSIS

The Company operates in a single operating segment that includes the selling of water purifying membranes and water purification equipment (products), developing, installing and selling of water purification projects (projects) and providing water treatment service such as landfill leachate treatment and purification service (services).

The net revenues consist of the following:

	For the Years Ended December 31,
	2017	2016	2015
Products	$4,000,940	$8,855,284	$25,010
Projects	13,343,223	3,129,771	3,293,823
Services	7,995,334	-	-
Net revenues	25,339,497	11,985,055	3,318,833
Products – related parties	-	294,666	3,590,812
Projects – related parties	-	-	68,609
Net revenues from related parties	-	294,666	3,659,421
Total revenues	$25,339,497	$12,279,721	$6,978,254

All of the Company’s long-lived assets are located in the PRC.